PIERIS PHARMACEUTICALS SUPERIOR MEDICINES THROUGH EFFICIENT BIOLOGY CORPORATE PRESENTATION June 2022

Forward-Looking Statements This presentation contains forward-looking statements as that term is defined in Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Statements in this presentation that are not purely historical are forward-looking statements. Such forward-looking statements include, among other things, the timing for initiation of clinical trials of PRS-220; whether PRS-220 will provide a clinical benefit in the treatment of IPF and PASC-related fibrosis; whether the combination of cinrebafusp alfa with other therapies could address a high medical need in HER2 gastric cancer patients who do not respond to traditional HER2-targeted therapies; whether the effects of the combination of cinrebafusp alfa with other therapies seen in preclinical studies will be observed in clinical trials; the receipt of royalty payments provided for in our collaboration agreements; the expected timing and potential outcomes of the reporting by the Company of key clinical data from its programs; references to novel technologies and methods and our business and product development plans, including the Company's cash resources, the advancement of our proprietary and co-development programs into and through the clinic and the expected timing for reporting data, making IND filings or achieving other milestones related to our programs, including PRS-060/AZD1402, cinrebafusp alfa, PRS-344/S095012, PRS-352/S095025, PRS-342/BOS-342, and PRS-400; our continued progress in the areas of co-stim bispecifics and inhaled therapeutics; the potential addressable market for our product candidates; and the advancement of our developmental programs generally. Actual results could differ from those projected in any forward-looking statements due to numerous factors. Such factors include, among others, our ability to raise the additional funding we will need to continue to pursue our business and product development plans; the inherent uncertainties associated with developing new products or technologies and operating as a development stage company; our ability to develop, complete clinical trials for, obtain approvals for and commercialize any of our product candidates, including our ability to recruit and enroll patients in our studies; our ability to address the requests of the U.S. Food and Drug Administration; competition in the industry in which we operate; delays or disruptions due to COVID-19 or geo-political issues, including the conflict in Ukraine; and market conditions. These forward-looking statements are made as of the date of this presentation, and we assume no obligation to update the forward-looking statements, or to update the reasons why actual results could differ from those projected in the forward-looking statements, except as required by law. Investors should consult all of the information set forth herein and should also refer to the risk factor disclosure set forth in the reports and other documents we file with the Securities and Exchange Commission available at www.sec.gov, including without limitation the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2021 and the Company’s subsequent Quarterly Reports on Form 10-Q. 2

• Four clinical-stage assets expected by year-end 2022 • Three are funded ~ ≥ 50% by partners or grant income • Retained US or WW rights for each program • Five clinical readouts anticipated through 2023 Executive Summary 3 • Protein therapeutics that exploit biology validated by mAbs yet are engineered for focused activity at disease locus • Improved activity, reduced side effects, increased convenience • Oral inhaled antagonists for respiratory disease • Locally activated immuno- oncology bispecifics • ~$200M since 2017 in upfronts, milestones and equity investments • Several co-developed and out-licensed programs • Proven clinical activity for both focus areas Proven Discovery Platform Two Focus Areas Industry & Clinical Validation Value Proposition

A Novel Therapeutic Class with Favorable Drug-Like Properties • Human – Derived from lipocalins (human extracellular binding proteins) • Small – Monomeric, monovalent, small size (~18 kDa vs. ~150kDa mAbs) • Stable – Inhalable delivery • Simple – Bi/multispecific constructs • Proprietary – Strong IP position on platform and derived products Translational Science Expertise to Deploy Platform in Meaningful Way • Immunology expertise underpins IO and respiratory focus • A leader in 4-1BB and costim biology • Patient phenotyping efforts for improved stratification and novel intervention points in, e.g., asthma Anticalin® Proteins as Therapeutic Modalities 4 Anticalin Protein Target

Two-fold Focus of Anticalin Platform Deployment Inhalable formulations to treat respiratory diseases locally 5 Bispecifics for local immune agonism to treat cancer Tumor cell Immune cell

Validating Partnerships & Non-Dilutive Capital 6 Number of Programs Cash to Date Cash Potential Four (three with co-dev options) $70.5M >$5B plus royalties Two $20M >$1.4B plus royalties Two (one co-dev program) ~$41M ~$230M plus royalties Three $35M $1.2B plus royalties One $10M ~$353M

Combined Advantages of Higher Specificity with Local Delivery 7 Efficacy & Safety Higher Specificity Local DeliverySystemic Delivery IV or SC Antibodies Oral Small Molecules Inhaled Small Molecules Inhaled Anticalin Proteins Lower Specificity

Respiratory Pipeline 8 Program Target Indication Discovery Preclinical Phase 1 Phase 2 Partner PRS-060/AZD1402* IL4Rα Asthma PRS-220 CTGF IPF, PF-ILD, PASC-PF# AstraZeneca Programs** n.d. n.d. PRS-400 n.d. n.d. Genentech (GENE1) n.d. n.d. #IPF - Idiopathic Pulmonary Fibrosis, PF-ILD - Progressive Fibrosing Interstitial Lung Diseases, PASC-PF - Post-Acute sequelae of SARS-CoV-2 infection (PASC) Pulmonary Fibrosis (PF) ‡~$17 million grant from the Bavarian government to evaluate PRS-220 in PASC-PF covers more than half of early-stage and phase 1 development costs of PRS-220 *Pieris has separate U.S. co-development and co-commercialization options on PRS-060/AZD1402 **Pieris has U.S. co-development options for two of three additional programs partnered with AstraZeneca Phase 2a fully sponsored by AZ; co-dev option >50% grant-funded‡

PRS-060/AZD1402: Inhaled IL-4Rα Antagonist 9 PRS-060/AZD1402Candidate Inhibiting IL4-Rα (disrupts IL-4 & IL-13 signaling)Function/MoA Moderate-to-severe asthmaIndications Phase 2a in moderate asthmaticsDevelopment Co-development and U.S. co-commercialization options with gross margin share or royaltiesCommercial Rights PRS-060/AZD1402

PRS-060/AZD1402 Phase 2a Study 10 Participant Population: Moderate asthmatics controlled on ICS/LABA Primary Endpoint: Safety and tolerability compared to placebo from baseline until follow-up (approximately 56 days) # of Participants: ~45 (randomized: 1:1:1 for part 1a; 2:1 for part 1b) Part 1 (Safety) Participant Population: Moderate uncontrolled asthmatics on ICS/LABA with blood EO count of ≥ 150 cells/μL and FeNO ≥ 25 ppb at screening* Primary Endpoint: Improvement of FEV1 at four weeks relative to placebo # of Participants: ~300 (randomized: 1:1:1 for part 2a; 2:1 for part 2b) Part 2 (Efficacy) Study is sponsored, conducted, and funded by AstraZeneca Parts 1b & 2a initiated 1Q 2022 Dry powder formulation, administered b.i.d. over four weeks on top of standard-of-care therapy (medium dose ICS with LABA)  Part 1a: 1mg + 3 mg Dose  Part 1b: 10 mg Dose  Part 2a: 1mg + 3 mg Dose  Part 2b: 10 mg Dose *In addition to uncontrolled asthmatics with threshold EO count and FeNO profile, there are other enrollment criteria associated with part 2 not in part 1, including FEV1 range and a different ACQ score.

DPI Formulation of PRS-060/AZD1402 Passed Safety Review Safety review performed of the following (compared to placebo): Incidence of adverse events Changes in laboratory markers (immune biomarkers, clinical chemistry, and hematology) Forced expiratory volume in 1 second (FEV1) Pharmacokinetics Safety review successfully completed for two dose levels (part 1a), triggering efficacy study (part 2a) in participants with asthma uncontrolled on medium dose ICS-LABA 31 moderate asthmatics controlled on standard-of-care therapy (medium dose ICS with LABA) were dosed twice daily over four weeks randomized across two dose levels and placebo (1:1:1) 11

Significant Market Opportunity in High EO Moderate-to-Severe Asthma 7.8M 19.0M U.S. EU5* 12 of moderate-to-severe asthmatics over 12 are uncontrolled of these patients have high EOs 52% 57% high EO patients2.6M *United Kingdom, Germany, France, Spain and Italy All numbers reflect 2022 estimates. Sources: Artisan Healthcare Consulting analysis (2022), including the following: CDC, Journal of Asthma and Allergy, The Journal of Allergy and Clinical Immunology, International Society of Pharmacoepidemiology of moderate-to-severe asthmatics over 12 are uncontrolled of these patients have high EOs 52% 57% high EO patients2.3M

Co-Development Options for PRS-060/AZD1402 PIRS Opt-in Decision Point Phase 2a Primary Endpoint: Improvement of FEV1 at 4 weeks relative to placebo Co-Dev Option Requirements: 30-day opt-in period triggered upon both completion of Phase 2a trial and notice by AZ (must include product development plan & budget) • 25% cost share with cost cap • Single digit up to high-teen royalties for product lifetime • Development milestones approximating 50% of development costs • Potential $3.5B+ in sales milestones • No opt-in & no cost sharing • Single digit up to mid-teen royalties for royalty term • Same development milestones as 25% option; up to $1.9B in sales milestones • 50% cost share without cost cap • Gross margin share percentage in mid-twenties for the product lifetime • Development milestones approximating two-thirds of 25% option Three Possible Options 13

PRS-220: Inhaled CTGF Antagonist PRS-220Candidate Inhibiting CTGF/CCN2Function/MoA IPF, PF-ILD and PASC-PF*Indications Entering phase 1 in healthy subjects this year Development Fully proprietaryCommercial Rights PRS-220 *IPF - Idiopathic Pulmonary Fibrosis *PF-ILD - Progressive Fibrosing Interstitial Lung Diseases *PASC-PF - Post-Acute sequelae of SARS-CoV-2 infection (PASC) Pulmonary Fibrosis (PF) 14

IPF: High Unmet Medical Need and Significant Commercial Opportunity 15 PF – a chronic lung disease: ultimately fatal lung disease of unknown cause characterized by progressive scarring of the interstitial lung tissue Significant need for well- tolerated and effective therapies 3 to 5 years 2 approved therapies nintedanib & pirfenidone providing modest benefit with significant side effects median survival from the time of diagnosis Hopkins, European Respiratory Journal, 2016 Adapted from Cameli, Frontiers in Molecular Biosciences, 2020 medical need current market in sales>$3B Martinez, Nature Rev Dis Primer, 2017

Inhaled Delivery of PRS-220: A Novel Approach to Modulate CTGF Biology with Best-in-Class Potential 16 More Efficient Target Saturation • Avoidance of systemic CTGF sink (in blood) • Significantly higher affinity with superior binding profile Increased Convenience • Local delivery to the site of the disease in the lung via inhalation • Increased concentration Superior Lung Biodistribution • Inhalation at home compared to regular visits to infusion centers for i.v. administrations Key points of differentiation of inhaled PRS-220 compared to systemically delivered CTGF antagonists

Immuno-Oncology Pipeline 17 Program Target Indication Discovery Preclinical Phase 1 Phase 2 Partner Cinrebafusp Alfa (PRS-343) 4-1BB/HER2 HER2-High GC* HER2-Low GC** PRS-344/ S095012 4-1BB/PD-L1 n.d. PRS-352/ S095025 OX40/PD-L1 n.d. Seagen Programs‡ Co-stim Agonist n.d. PRS-342/ BOS-342 4-1BB/GPC3 n.d. ‡3 bispecific programs in collaboration with Seagen, with Pieris retaining a US co-promotion option for one of the three programs * Phase 2 study includes Cinrebafusp Alfa in combination with ramucirumab and paclitaxel (HER2-high arm) **Phase 2 study includes Cinrebafusp Alfa in combination with tucatinib (HER2-low arm) ~50% co-dev cost share

4-1BB & the Advantages of Anticalin-based Bispecifics High-value target • 4-1BB activation can drive massive proliferation and improved cytotoxic profile of tumor-specific T cells • 4-1BB activation significantly increases mitochondrial load, improving metabolic fitness and overall survival of T cells • Pieris’ bispecifics are designed to efficiently activate 4-1BB on T cells and NK cells outside the liver, avoiding hepatic toxicity and driving improved therapeutic window • Lead program validates this mode of action: well-tolerated and single-agent activity in heavily pre-treated patients Local activation solution 18 • Despite showing clinical activity, systemically active mAbs caused unmanageable hepatic toxicity and were discontinued Historical challenges of systemic mAbs

Cinrebafusp Alfa (PRS-343): Lead IO Asset 19 Cinrebafusp alfa (PRS-343)Candidate Tumor-targeted 4-1BB agonism and HER2 antagonismFunction/MoA HER2-High and HER2-Low gastric cancerIndications Phase 2Development Fully proprietaryCommercial Rights HER2-Targeting Antibody 4-1BB-Targeting Anticalin Proteins

Cinrebafusp Alfa: 4-1BB/HER2 Bispecific CLINICALLY-RELEVANT BIOMARKERSHER2-targeting moiety of the drug localizes to the tumor microenvironment and facilitates 4-1BB cross-linking 4-1BB cross-linking ameliorates T-cell exhaustion and is critical for T-cell expansion HER2 targeting Antibody 4-1BB targeting Anticalin® Proteins cinrebafusp alfa 4-1BB Pathway Activation Soluble 4-1BB T-cell Proliferation CD8+ and CD8+/Ki67+ HER2 cinrebafusp alfa Co-Stimulation 4-1BB Cinrebafusp alfa drives 4-1BB agonism in the tumor microenvironment of HER2+ solid tumors 20

Cinrebafusp Alfa Achieved Clinical POC in Phase 1 Monotherapy Study Acceptable safety profile observed at all doses tested with no dose- limiting toxicities Clinical benefit at active dose levels (≥ 2.5 mg/kg), including confirmed complete response and several confirmed partial responses Dose-dependent immune activation and 4-1BB modulation in both HER2-high and HER2-low expressing patients Durable anti-tumor activity in heavily pre-treated patient population (5+ line on average), including "cold" tumors As lead IO program, cinrebafusp alfa provides key validation of 4-1BB franchise, including PRS-344/S095012 and PRS-342/BOS-342 21

Cinrebafusp Alfa Clinical Development Plan 22 High Bar for Development Beyond Part A Gastric Cancer 2L A R M A A R M A HER2-High (IHC3+ or IHC2+/ISH+) Cinrebafusp Alfa + Ramucirumab + PaclitaxelA R M A Phase 2 Details Gastric Cancer 2L+ A R M B A R M B HER2-Low (IHC2+/ISH- or IHC1+) Cinrebafusp Alfa + TucatinibA R M B Phase 2 Dose: Two-cycle loading dose of 18 mg/kg (Q2W), followed by an 8 mg/kg dose (Q2W) in subsequent cycles Progression to Part B based on ORR, durability of response, and safety Achieve cost-neutral future development (i.e., partnering) Part B: 20 to 40 additional patients ~ 20 patients Target ORR ≥ 50% ~ 20 patients Target ORR ≥ 40%

PRS-344/S095012: Meaningfully Building on Localized MoA of Cinrebafusp Alfa 23 PRS-344/S095012Candidate Localized 4-1BB agonism with PD-L1 antagonismFunction/MoA N.D.Indications Phase 1 (in co-dev with Servier)Development Full U.S. commercial rights; royalty on ex-U.S. salesCommercial Rights PD-L1-Targeting Antibody 4-1BB-Targeting Anticalin Proteins

PRS-344/S095012: Why 4-1BB/PD-L1 PRS-344/S095012 is designed to activate 4-1BB on tumor-specific T cells when bridging to PD-L1-expressing tumors and dendritic cells Molecule designed to drive potent 4-1BB agonism with an optimal therapeutic window 24 Binds with 5nM affinity to 4-1BB (lower than competitors) with 7-fold higher affinity to PD-L1 (0.6nM) Bivalent 4-1BB inactive peripherally but potent activation potential when clustered on PD-L1- positive cells Empirically tested multiple prototypes for best effect with objective of recreating natural immune synapse Ligand independent to avoid disrupting peripheral immune surveillance (safety) while facilitating ligand engagement when drug-bound (efficacy) Affinity Valency Geometry and flexibility 4-1BB epitope PD-L1-Targeting Antibody 4-1BB-Targeting Anticalin Proteins

Financial Overview (as of 3/31/22) 25 non-dilutive capital from partnerships since 2017>$175M $100.3M Cash, Cash Equivalents & Investments $0.00 Debt 74.1M CSO grant announced in 2021>$17M~$17M1 1Calculated based on the June 25, 2021, noon buying rate of €1.00 to U.S. $1.1938

255 State Street Boston, MA 02109 USA Zeppelinstraße 3 85399 Hallbergmoos Germany Nasdaq: PIRS SUPERIOR MEDICINES THROUGH EFFICIENT BIOLOGY IR: kelman@pieris.com BD: bd@pieris.com www.pieris.com